UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

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Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

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British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 901, 510 Burrard Street
Vancouver, British Columbia
Canada, V6C 3A8

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 6, 2025, Trilogy Metals Inc. (the “Company”) issued a press release announcing President Donald J. Trump’s decision (the “Presidential Decision”) under Section 1106 of the Alaska National Interest Lands Conservation Act (“ANILCA”), directing Federal agencies with jurisdiction to promptly issue authorizations necessary for the establishment of the Ambler Access Project (or “Ambler Road”), titled “Trilogy Metals Applauds President Trump’s Decision to Grant Permits for the Ambler Access Project to Enable the Development of Critical Minerals in Alaska”. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 6, 2025, President Trump issued the Presidential Decision under Section 1106 of ANILCA, directing Federal agencies with jurisdiction to promptly issue authorizations necessary for the establishment of the Ambler Road. The Presidential Decision approved an appeal by the Alaska Industrial Development and Export Authority (“AIDEA”), a public corporation of the State of Alaska, to reverse the Biden Administration’s decision in June 2024 to select the “No Action Alternative” and terminate the right-of-way (“ROW”) grant for the Ambler Road issued on January 5, 2021.

In Section 1106 of ANILCA, Congress created a mechanism for appealing directly to the President from a denial of transportation systems in Alaska, like the Ambler Road. ANILCA was passed into legislation by Congress in 1980 to balance the need to protect Alaska's natural ecosystems and landscapes with the needs of its residents, particularly those who rely on the land for their livelihoods. Congress required that a mandatory access right “shall be granted” to the Ambler Mining District. Section 1106 allowed AIDEA to directly appeal to President Trump regarding the Biden Administration’s denial of the Ambler Road.

The Presidential Decision also directs the Federal agencies with jurisdiction to issue the permits described below no later than 30 days after the date of the Presidential Decision (not its publication in the Federal Register). Agencies are permitted to make only ministerial revisions to their authorizations as necessary to reflect changed circumstances such as termination of the Programmatic Agreement (“PA”) (discussed more below), conveyances of Bureau of Land Management (“BLM”)-managed lands out of Federal ownership, or other similar circumstances. Otherwise, agencies shall include the same terms and conditions in their reissued authorizations that they included in their authorizations issued on January 5, 2021.

•	The BLM shall reissue BLM Right-of-Way Grant, No. F-97112, originally issued January 5, 2021. Its 50-year term shall begin on the date it is reissued. And the BLM shall, in accordance with applicable law and the 2020 Joint Record of Decision (“2020 JROD”), grant any other authorizations necessary for any of the components and phases of the Ambler Road on Federal lands managed by the BLM.
•	The National Park Service (“NPS”) shall remove the suspension of ROW permit GAAR-21-001 and reissue it in the same form. Its 50-year term shall begin on the date it is reissued. And the NPS shall, in accordance with applicable law and the 2020 JROD by the Secretary of the Interior and the Secretary of Transportation, grant any other authorizations necessary for any of the components and phases of the Ambler Road on Federal lands managed by the NPS.
•	The U.S. Army Corps of Engineers (“Corps”) shall reinstate the suspended Clean Water Act (“CWA”) Section 404 permit POA-2013-00396. Its 15-year term shall begin on the date it is reissued.
•	The Presidential Decision does not preclude the Corps from later reevaluating its jurisdictional determination based on the Supreme Court’s decision in Sackett v. EPA, 598 U.S. 651 (2023), and the Environmental Protection Agency’s (“EPA”) follow-up guidance to assess the appropriate jurisdictional limits on the permit, including by identifying all traditionally navigable and relatively permanent bodies of surface water and potentially, if appropriate, revising the permit.
•	The Corps shall reinstate the suspended Rivers and Harbors Act (“RHA”) Section 10 permit POA-2013-00396. Its 15-year term shall begin on the date it is reissued.
•	The U.S. Coast Guard (“USCG”) jurisdictional and pre-approvals are reaffirmed by the Presidential Decision. No further USCG approvals shall be required.
•	Because the BLM’s 2024 Record of Decision canceled the ROW (that is, the undertaking for purposes of the National Historic Preservation Act (“NHPA”)) and terminated the PA, the President has also directed the BLM and the other Federal agencies to replace any authorization provisions referring to the terminated PA with the following provisions to address NHPA issues:
o	Adverse effects to historic properties from project construction and operation activities that are within Federal jurisdiction shall be avoided or minimized to the extent prudent and feasible. To the extent that avoiding adverse effects is not prudent or feasible, AIDEA shall implement standard treatment methods identified in the 2021 CRMP for the project to resolve such adverse effects
o	In the event that historic resources, archaeological resources, or human remains are encountered during project construction, the Inadvertent Discovery Plans developed for the project shall be implemented.
Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated October 6, 2025 relating to the Presidential Decision
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: October 6, 2025	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer